SUMMARY PROSPECTUS
August 28, 2017 (As Amended February 1, 2018)
MFS® Lifetime® 2025 Fund

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the fund's statement of additional information, online at funds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund's prospectus and statement of additional information, both dated August 28, 2017, as may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus.

CLASS	TICKER SYMBOL
Class A	LTTAX
Class T (Currently Not Offered)	N/A
Class B	LTTBX
Class C	LTTCX
Class I	LTTIX
Class R1	LTTRX
Class R2	LTTSX
Class R3	LTTTX
Class R4	LTTUX
Class R6	LTTKX
Summary of Key Information
Investment Objective
The fund's investment objective is to seek a high level of total return consistent with its asset allocation until the approximate retirement year in the fund's name; thereafter, the fund will seek total return through a combination of current income and capital appreciation. The asset allocation of the fund will change over time.
Fees and Expenses
This table describes the fees and expenses that you may pay when you buy and hold shares of the fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the fund, which are not reflected below. Expenses have been adjusted to reflect current fee arrangements and to reflect the expenses of investing in a different mix of underlying funds.
You may qualify for sales charge reductions if, with respect to Class A shares, you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds, and, with respect to Class T shares, you invest at least $250,000 in the fund. More information about these and other waivers and reductions is available from your financial intermediary and in "Sales Charges and Waivers and Reductions" on page 13 and "Appendix A – Waivers and Reductions of Sales Charges" on page A-1 of the fund's prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Class	A	T	B	C	I	R1	R2	R3	R4	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	2.50%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%#	None	4.00%	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Class	A	T	B	C	I	R1	R2	R3	R4	R6
Management Fee	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.18%
Acquired (Underlying) Fund Fees and Expenses	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%
Total Annual Fund Operating Expenses	1.16%	1.16%	1.91%	1.91%	0.91%	1.91%	1.41%	1.16%	0.91%	0.77%
Fee Reductions, Expense Reimbursements and/or MFS Payments[1]	(0.32)%	(0.32)%	(0.32)%	(0.32)%	(0.32)%	(0.32)%	(0.32)%	(0.32)%	(0.32)%	(0.32)%
Total Annual Fund Operating Expenses After Fee Reductions, Expense Reimbursements and/or MFS Payments	0.84%	0.84%	1.59%	1.59%	0.59%	1.59%	1.09%	0.84%	0.59%	0.45%

#	This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.
[1]
Massachusetts Financial Services Company ("MFS") has agreed in writing to bear the fund's expenses, excluding management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, investment-related expenses, and fees and expenses associated with investments in investment companies and other similar investment vehicles, or make payment to the fund, such that "Other Expenses" do not exceed 0.00% of the class' average daily net assets annually for each of Class A, Class T, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 shares, and (0.14)% of the class' average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least August 31, 2018.

L25-SUM-020118                              Page 1 of 5

MFS Lifetime 2025 Fund

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund's operating expenses remain the same.
Although your actual costs will likely be higher or lower, under these assumptions your costs would be:
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$656	$892	$1,148	$1,876
Class T Shares	$334	$578	$842	$1,596
Class B Shares assuming
redemption at end of period	$562	$869	$1,202	$2,011
no redemption at end of period	$162	$569	$1,002	$2,011
Class C Shares assuming
redemption at end of period	$262	$569	$1,002	$2,207
no redemption at end of period	$162	$569	$1,002	$2,207
Class I Shares	$60	$258	$473	$1,090
Class R1 Shares	$162	$569	$1,002	$2,207
Class R2 Shares	$111	$415	$741	$1,663
Class R3 Shares	$86	$337	$607	$1,380
Class R4 Shares	$60	$258	$473	$1,090
Class R6 Shares	$46	$214	$396	$924

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in "Annual Fund Operating Expenses" or in the "Example," affect the fund's performance.  During the most recent fiscal year, the fund's portfolio turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies
The fund is designed to provide diversification among different asset classes for investors with the approximate retirement year in the fund's name. MFS (Massachusetts Financial Services Company, the fund's investment adviser) invests substantially all of the fund's assets in other MFS mutual funds, referred to as underlying funds. The underlying funds are selected following a two-stage asset allocation process.
The first stage is a strategic asset allocation to determine the percentage of the fund's assets invested in the general asset classes of (1) Bond Funds, (2) International Stock Funds, and (3) U.S. Stock Funds, as well as (4) Specialty Funds (underlying funds that have less traditional investment strategies that MFS believes provide diversification benefits when added to a portfolio consisting of stock and bond funds).
The second stage involves the actual selection of underlying funds to represent the asset classes based on underlying fund classifications, historical risk, performance, and other factors.
Within the stock fund allocations, MFS seeks to diversify globally (by including domestic and international underlying funds), in terms of market capitalization (by including large, mid, and small capitalization underlying funds) and by style (by including both growth and value underlying funds).
Within the bond fund allocation, MFS includes underlying funds with varying degrees of interest rate and credit exposure, including below investment grade quality debt instruments.
MFS normally invests the underlying funds' assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the underlying funds' assets in issuers in a single industry, sector, country, or region.
As of August 1, 2017, the fund's approximate target allocation among asset classes and the underlying funds was:

Bond Funds:	47.3%
MFS Emerging Markets Debt Fund	3.0%
MFS Emerging Markets Debt Local Currency Fund	2.0%
MFS Global Bond Fund	5.0%
MFS Government Securities Fund	10.0%
MFS High Income Fund	5.0%
MFS Limited Maturity Fund	3.7%
MFS Inflation-Adjusted Bond Fund	8.1%
MFS Total Return Bond Fund	10.6%
International Stock Funds:	11.2%
MFS Blended Research International Equity Fund	5.3%
MFS International Growth Fund	1.3%
MFS International New Discovery Fund	0.6%
MFS International Value Fund	1.3%
MFS Research International Fund	2.6%
U.S. Stock Funds:	36.2%
MFS Blended Research Core Equity Fund	3.6%
MFS Blended Research Growth Equity Fund	3.6%
MFS Blended Research Mid Cap Equity Fund	5.9%
MFS Blended Research Small Cap Equity Fund	1.3%
MFS Blended Research Value Equity Fund	3.6%
MFS Growth Fund	3.6%
MFS Mid Cap Growth Fund	3.0%
MFS Mid Cap Value Fund	3.0%
MFS New Discovery Fund	0.7%
MFS New Discovery Value Fund	0.7%
MFS Research Fund	3.6%
MFS Value Fund	3.6%
Specialty Funds:	5.3%
MFS Absolute Return Fund	1.4%
MFS Commodity Strategy Fund	2.3%
MFS Global Real Estate Fund	1.6%
All percentages are rounded to the nearest tenth of a percent.
                                         Page 2 of 5

MFS Lifetime 2025 Fund

As of April 1, 2018, the fund's approximate target allocation among the Specialty Funds is expected to be:

Specialty Funds:	5.0%
MFS Commodity Strategy Fund	2.5%
MFS Global Real Estate Fund	2.5%
All percentages are rounded to the nearest tenth of a percent. As a result, the sum of the target underlying fund allocations in each asset class may not equal the target asset class allocations for such asset class, and the target asset class and underlying fund allocations presented in the table may not total 100%.

The asset class allocations, as well as the underlying funds and their target weightings, are based on an allocation strategy designed for investors with the approximate retirement year in the fund's name. Investors should also consider their age, personal circumstances, risk tolerance, and overall investment strategy and allocation. The asset allocation strategy will become increasingly conservative over time.
Upon reaching its stated target year, the fund's allocation strategy will be aligned with the allocation strategy of MFS Lifetime Income Fund.  It is expected that the fund will be combined with MFS Lifetime Income Fund within five years of the date that its asset allocation strategy matches the asset allocation strategy of MFS Lifetime Income Fund.  MFS Lifetime Income Fund is designed for investors who intend to withdraw assets over an extended period of time or who want an investment with an asset allocation mix similar to MFS Lifetime Income Fund's target asset allocation. The chart below illustrates, as of August 1, 2017, how the asset allocation strategy of the fund will change over time.

Asset Class Weights for MFS Lifetime Funds
BOND FUNDS
SPECIALTY FUNDS
INTERNATIONAL STOCK FUNDS
U.S. STOCK FUNDS
71% Bond Funds
5% International Stock Funds
20% U.S. Stock Funds
4% Specialty Funds
Target Year
Asset Class Weight (%)
100
90
80
70
60
50
40
30
20
10
0
55
50
45
40
35
30
25
20
15
10
5
0
-5
-10
Years Before Target Year
Years After Target Year
U.S. Stock
International Stock
Specialty
Bond

Principal Risks
As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund, including near or after the target year. There is no guarantee that the fund will provide income at or through retirement. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
The principal risks of investing in the fund are:
Allocation Risk:  MFS' assessment of the risk/return potential of asset classes and underlying funds, and the resulting allocation among asset classes and underlying funds, may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.
Underlying Funds Risk: MFS' strategy of investing in underlying funds exposes the fund to the risks of the underlying funds. Each underlying fund pursues its own investment objective and strategies and may not achieve its objective.  In addition, shareholders of the fund will indirectly bear the fees and expenses of the underlying funds.
Equity Market/Company Risk: Equity markets are volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions.  These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general.  Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.
Growth Company Risk: The stocks of growth companies can be more sensitive to the company's earnings and more volatile than the market in general.
Value Company Risk:  The stocks of value companies can continue to be undervalued for long periods of time and not realize their expected value and can be more volatile than the market in general.
Debt Market Risk:  Debt markets can be volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions.  These conditions can affect a single instrument, issuer, or borrower, a particular type of instrument, issuer, or borrower, a segment of the debt markets or the debt markets generally. Certain events can have a dramatic adverse effect on debt markets and may lead to periods of high volatility and reduced liquidity in a debt market or segment of a debt market.
Interest Rate Risk:  In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest.
Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or other entity responsible for payment, or underlying collateral or assets and the terms of the instrument. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, and other conditions.
Below investment grade quality debt instruments (commonly referred to as "high yield securities" or "junk bonds") can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality debt instruments are regarded as having predominantly speculative characteristics. Below investment grade quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.
Prepayment/Extension Risk:  Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument's holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.
Inflation-Adjusted Debt Instruments Risk:  Interest payments on inflation-adjusted debt instruments can be unpredictable and vary

                                         Page 3 of 5

MFS Lifetime 2025 Fund

based on the level of inflation. If inflation is negative, principal and income can both decline.
Municipal Risk:  The price of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, changes in specific or general market and economic conditions, and the financial condition of municipal issuers and insurers. Because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the fund and the overall municipal market.
Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.
Emerging Markets Risk:  Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets.  Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.
Currency Risk: The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, industry, political, regulatory, geopolitical, and other conditions, and changes in currency exchange rates impact the financial condition of companies or other issuers and may change the value in U.S. dollars of investments denominated in foreign currencies.
Real Estate-Related Investment Risk: The risks of investing in real estate-related securities include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; the management skill and creditworthiness of the real estate investment trust (REIT) manager; and other factors.  The securities of smaller real estate-related issuers can be more volatile and less liquid than securities of larger issuers and their issuers can have more limited financial resources.
Focus Risk: Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, and other conditions, and the fund's performance will be affected by the conditions in the industries, sectors, countries and regions to which the fund is exposed.
Derivatives Risk:  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives' original cost.  Derivatives can involve leverage.
Leveraging Risk:  Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.
Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability or willingness to perform in accordance with the terms of the transaction.
Liquidity Risk:  It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs.
Investment Selection Risk: MFS' investment analysis, its development and use of quantitative models, and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. Quantitative models may not produce the intended results due to the factors used in the models, the weight placed on each factor in the models, changing sources of market return or market risk, and technical issues in the design, development, implementation, and maintenance of the models (e.g., incomplete or inaccurate data, programming or other software issues, and technology failures).
Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund's performance over time and how the fund's performance over time compares with that of a broad measure of market performance and one or more other measures of performance for markets in which the fund may invest.
The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.
Class A Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares. If these sales charges were included, they would reduce the returns shown.

The total return for the six-month period ended June 30, 2017, was 6.71%. During the period(s) shown in the bar chart, the highest quarterly return was 6.16% (for the calendar quarter ended March 31, 2013) and the lowest quarterly return was (4.96)% (for the calendar quarter ended September 30, 2015).

                                         Page 4 of 5

MFS Lifetime 2025 Fund

Performance Table.
Average Annual Total Returns
(For the Periods Ended December 31, 2016)

Share Class	1 YEAR	LIFE (INCEPTION 11-2-2012)
Returns Before Taxes
T Shares	4.73%	6.28%
B Shares	2.47%	5.71%
C Shares	5.47%	6.13%
I Shares	7.68%	7.20%
R1 Shares	6.48%	6.11%
R2 Shares	7.08%	6.66%
R3 Shares	7.33%	6.92%
R4 Shares	7.50%	7.18%
R6 Shares	7.65%	7.19%
A Shares	1.12%	5.42%
Returns After Taxes on Distributions
A Shares	(0.04)%	4.52%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	1.09%	3.96%
Index Comparisons (Reflects no deduction for fees, expenses, or taxes)
Standard & Poor's 500 Stock Index	11.96%	13.82%
MFS Lifetime 2025 Fund Blended Index	6.30%	7.39%

As of December 31, 2016, the MFS Lifetime 2025 Fund Blended Index (the "Blended Index") consisted of the following indices and weightings: 45.90% Bloomberg Barclays U.S. Aggregate Bond Index; 37.97% Standard and Poor's 500 Stock Index; 11.83% MSCI EAFE Index (net div); 2.53% Bloomberg Commodity Index; and 1.77% FTSE EPRA/NAREIT Developed Real Estate Index (net div). The components and weightings of the Blended Index may have differed during the period, and may differ in the future. The weightings of the Blended Index are designed to change systematically on a preset schedule and will differ over time.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.
Investment Adviser
MFS serves as the investment adviser for the fund.
Portfolio Manager(s)

Portfolio Manager	Since	Title
Joseph Flaherty, Jr.	2012	Investment Officer of MFS

Purchase and Sale of Fund Shares
You may purchase and redeem shares of the fund each day the New York Stock Exchange (the "NYSE") is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).
The fund's initial and subsequent investment minimums generally are as follows:
Class	Initial Minimum	Subsequent Minimum
Class A, Class T, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4, Class R6	None	None

As of the date of this prospectus, Class T shares are not being offered for sale.
Taxes
If your shares are held in a taxable account, the fund's distributions will be taxed to you as ordinary income and/or capital gains.  If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.
Payments to Broker/Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and/or MFS' affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary's Web site for more information.

                                         Page 5 of 5